Lease Commitments (Tables)	12 Months Ended
Dec. 31, 2012
Future Minimum Lease payments for Non-cancelable Operating Leases

Minimum annual lease commitments as of December 31, 2012 for all non-cancelable operating leases with a term of 1 year or more are as follows:

(In Millions)	FUTURE MINIMUM LEASE PAYMENTS
2013	$83.9
2014	75.8
2015	68.8
2016	61.7
2017	59.8
Later Years	359.7

Total Minimum Lease Payments	709.7
Less: Sublease Rentals	(24.1)

Net Minimum Lease Payments	$685.6

Future Minimum Lease Payments for Capital Leases

The following table reflects the future minimum lease payments required under capital leases, net of any payments received on the long-term financing, and the present value of net capital lease obligations at December 31, 2012.

(In Millions)	FUTURE MINIMUM LEASE PAYMENTS, NET
2013	$8.1
2014	8.4
2015	8.3
2016	8.0
2017	8.2
Later Years	15.4

Total Minimum Lease Payments, net	56.4
Less: Amount Representing Interest	15.2

Net Present Value under Capital Lease Obligations	$41.2